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                 GT GLOBAL EMERGING MARKETS FUND: ADVISOR CLASS
               GT GLOBAL LATIN AMERICA GROWTH FUND: ADVISOR CLASS

                  SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 1997
                    SUPPLANTING SUPPLEMENT DATED MAY 1, 1997

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THE FOLLOWING REVISES AND SUPERSEDES, AS APPLICABLE, THE DISCUSSION UNDER
"MANAGEMENT" WITH RESPECT TO GT GLOBAL EMERGING MARKETS FUND ("EMERGING MARKETS FUND") AND GT GLOBAL LATIN AMERICA GROWTH FUND ("LATIN AMERICA FUND"):

Allan Conway and Christine Rowley are the Portfolio Managers for the Emerging Markets Fund. Mr. Conway joined Chancellor LGT Asset Management, Inc. (the "Manager") and LGT Asset Management PLC (London), an affiliate of the Manager, in January 1997 as Head of Global Emerging Markets. Based in London, he manages a centralized team of global emerging market fund managers. From 1992 to 1997, Mr. Conway was Director of International Equities at Hermes Investment Management, and from 1982 to 1992 was a Portfolio Manager, and eventually overall Head of Overseas Equities, at Provident Mutual. Ms. Rowley has been a Portfolio Manager for the Manager and LGT Asset Management Ltd. (Hong Kong), an affiliate of the Manager, since 1992. In this position, Ms. Rowley managed Asian emerging market portfolios and, commencing in 1997, global emerging market portfolios. Prior thereto, Ms. Rowley was an Analyst with the Bank of England from 1989 to 1990.

Andrew Boczek and Darren Read are the Portfolio Managers for the Latin America Fund. Mr. Boczek has been a Portfolio Manager and Investment Analyst for the Manager since 1993. From 1991 to 1993, Mr. Boczek was an Analyst at Continental Bank Corporation. Prior thereto, he was a Research Assistant at the International Monetary Fund from 1987 to 1990. Mr. Read has been a Portfolio Manager for the Manager's Global Emerging Markets team since May 1997. From 1995 to 1997, Mr. Read was a Senior Investment Analyst at Hermes Investment Management responsible for stock selection in a number of emerging markets and strategic asset allocation input. Prior thereto, Mr. Read was a Chartered Accountant in the Financial Markets Division of Arthur Andersen from 1991 to 1995.

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LEMSX007.2.M                                                       June 16, 1997